EXHIBIT 24.20
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Paul J. Brower and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 25th day of January, 2000.


                                                /s/ E. R. Brooks
                                                E. R. Brooks
                                                Director



Subscribed and sworn to before me this 25th day of January, 2000 by E. R.
Brooks.


                                                /s/ Judy A. Hall
                                                Notary Public
                                                State of Texas

My Commission Expires:  July 20, 2003

EXHIBIT 24.20
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Paul J. Brower and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 25th day of January, 2000.


                                                /s/ Glenn Files
                                                Glenn Files
                                                Director



Subscribed and sworn to before me this 25th day of January, 2000 by Glenn Files.


                                                /s/ Martha Murray
                                                Notary Public
                                                State of Texas

My Commission Expires:  November 19, 2000

EXHIBIT 24.20
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Paul J. Brower and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 25th day of January, 2000.


                                                /s/ Alphonso Jackson
                                                Alphonso R. Jackson
                                                Director




Subscribed and sworn to before me this 25th day of January, 2000 by Alphonso
R. Jackson.


                                                /s/ Martha Murray
                                                Notary Public
                                                State of Texas

My Commission Expires:  November 19, 2000

EXHIBIT 24.20
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Paul J. Brower and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 25th day of January, 2000.


                                                /s/ Tommy Morris
                                                Tommy Morris
                                                Director


Subscribed  and  sworn to  before  me this  25th day of  January,  2000 by Tommy
Morris.



                                                /s/ Martha Murray
                                                Notary Public
                                                State of Texas

My Commission Expires:  November 19. 2000

EXHIBIT 24.20
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Paul J. Brower and R. Russell Davis, and each of them severally, her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 25th day of January, 2000.


                                                /s/ Dian G. Owen
                                                Dian G. Owen
                                                Director




Subscribed and sworn to before me this 25th day of January, 2000 by Dian G.
Owen.


                                                /s/ Diane K. Nichols
                                                Notary Public
                                                State of Texas

My Commission Expires:  February 14, 2003

EXHIBIT 24.20
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Paul J. Brower and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 25th day of January, 2000.


                                                /s/ James M. Parker
                                                James M. Parker
                                                Director




Subscribed and sworn to before me this 25th day of January, 2000 by James M. Parker.


                                                /s/ Martha Murray
                                                Notary Public
                                                State of Texas

My Commission Expires:  November 19, 2000

EXHIBIT 24.20
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Paul J. Brower and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 25th day of January, 2000.


                                                /s/ F. L. Stephens
                                                F. L. Stephens
                                                Director




Subscribed and sworn to before me this 25th day of January, 2000 by F. L. Stephens.


                                                /s/ Martha Murray
                                                Notary Public
                                                State of Texas

My Commission Expires:  November 19, 2000